Certain portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Exhibit 10.2

AMENDMENT TO THE
MINIMUM PREMIUM ADMINISTRATIVE SERVICES AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2016,
BY AND BETWEEN
INSPERITY HOLDINGS, INC.,
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM ADMINISTRATIVE SERVICES AGREEMENT, as amended effective January 1, 2016, (the “Administrative Services Agreement”) is entered into as of January 1, 2019, by and between Insperity Holdings, Inc. (the “Employer”), a Texas corporation, and United Healthcare Insurance Company (the “Company”), a Connecticut corporation (this “Amendment”).
RECITALS
WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Administrative Services Agreement effective January 1, 2002 (“Original Agreement”); and
WHEREAS, effective January 1, 2005, the Employer and the company executed the Administrative Services Agreement to amend and restate the Original Agreement: and
WHEREAS, effective January 1, 2008, January 1, 2011, January 1, 2013, January 1, 2015, and January 1, 2016, the Employer and the Company amended the Administrative Services Agreement; and
WHEREAS, the Employer and the Company now wish to further amend the Administrative Services Agreement pursuant to the terms of this Amendment effective January 1, 2019, unless otherwise stated herein.
NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:
ARTICLE I
ALTERNATE VENDORS
Section 1.1: Exhibit F of the Administrative Services Agreement as previously amended, shall continue in effect, with the following changes thereto:

Section B. (1.) (a.). The health insurance or similar products of a Competing Vendor may not be offered to Existing Company membership until after December 31, 2022, unless there is [ ] or required by Federal or State law.

Section B. (1.) (c.). Only [ ] Competing Vendor will be introduced into a limited number of Markets, not to exceed [ ] Markets, through December 31, 2022. This Market limitation may be increased if both parties determine that Federal or State law requires more Competing Vendors to be offered in a Market.

Section C. Continuation of Company HMO in [ ].

The parties agree to renew existing [ ] coverage to the end of calendar year 2022 in the [ ] market.
ARTICLE II
AGREEMENT PERIOD
Section 2.1: Section 9 of the Administrative Services Agreement, as amended, is hereby amended and is restated in its entirety to read as follows:
Section 9: Effective Date and Agreement Period
Except as otherwise specifically provided herein, the provisions of the Agreement shall be effective as of January 1, 2019 (“Effective Date”). The Agreement shall be in effect through December 31, 2022, and shall continue automatically for successive Agreement Periods of twelve (12) months each, unless it is discontinued earlier in accordance with section 11 of the Agreement.
ARTICLE III
COOPERATION

Section 3.1    Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

Section 3.2     Publicity. The parties acknowledge and agree that the terms and conditions of this Amendment and the Letter of Agreement dated May 3, 2018, including the existence thereof, are subject to the provisions of section 5(e) of the Administrative Services Agreement.
Article IV
EFFECTIVE DATE OF AMENDMENT

Section 4.1    Effective Date. This Amendment shall be effective as of January 1, 2019, unless otherwise stated herein.
[The balance of this page intentionally is left blank. The signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to the Administrative Services Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.             UNITED HEALTHCARE INSURANCE
COMPANY
By:     /s/James D. Allison                By:     /s/Anthony R. Carr
Authorized Signature                    Authorized Signature

Name: James D. Allison                 Name:      Anthony R. Carr

Title: SVP Gross Profit Operations         Title: National Vice President

Date:     March 8, 2019                    Date:     March 12, 2019

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